UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 29, 2017
XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive, San Jose, California		95124
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (408) 559-7778
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)    On October 29, 2017, the Board of Directors (the “Board”) of Xilinx, Inc. (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Mary Louise Krakauer and Victor Peng to the Board, effective immediately for a term continuing to the Company’s 2018 Annual Meeting of Stockholders (except as otherwise provided pursuant to the Bylaws of the Company). The Board fixed the number of directors that constitute the Board at eleven. The Board also appointed Ms. Krakauer to the Compensation Committee of the Board.

Mr. Peng currently serves as the Company’s Chief Operating Officer, and his compensation and existing indemnification agreement are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 2, 2017. Mr. Peng will not receive compensation for his service as a director and his compensation remains unchanged following his appointment to the Board.

Ms. Krakauer will receive compensation for her Board service in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 2, 2017. The Company will enter into an indemnification agreement with Ms. Krakauer in the form of the Company’s standard form of indemnification agreement, which requires the Company to indemnify directors to the fullest extent permitted by Delaware law.

The Board determined that Ms. Krakauer will be an independent director within the meaning of the Nasdaq listing standards. There is no other arrangement or understanding between either Ms. Krakauer or Mr. Peng and any other person pursuant to which either Ms. Krakauer or Mr. Peng was selected as a director. There have been no transactions nor are there any proposed transactions between the Company and either Ms. Krakauer or Mr. Peng that would require disclosure pursuant to Item 404(a) of Regulation S-K.

On November 1, 2017 the Company issued a press release regarding the appointment of Ms. Krakauer and Mr. Peng to the Board. The press release is attached as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press Release of Xilinx, Inc. dated November 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

November 1, 2017	By:	/s/ Scott Hover-Smoot
Scott Hover-Smoot
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Xilinx, Inc. dated November 1, 2017